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                                                                    EXHIBIT 99.1


                                  CERTIFICATION
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Annual Report of Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2003                    /s/ Martha Stewart
                                         ------------------

                                          Martha Stewart
                                          Chief Executive Officer

Dated: March 28, 2003                    /s/ James Follo
                                         ---------------

                                         James Follo
                                         Chief Financial Officer